EXHIBIT 24.1

                     POWER OF ATTORNEY
                     -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints Bradford T. Smith his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the Laboratory Corporation of America
Holdings (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange
Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of March, 1996.



                              By:/s/ JAMES R. MAHER
                                 ----------------------
                                     James R. Maher

EXHIBIT 24.2

                     POWER OF ATTORNEY
                     -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints Bradford T. Smith his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the Laboratory Corporation of America
Holdings (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange
Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of March, 1996.



                              By:/s/ THOMAS P. MAC MAHON
                                 -------------------------
                                     Thomas P. Mac Mahon

EXHIBIT 24.3

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints Bradford T. Smith his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the Laboratory Corporation of America
Holdings (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange
Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of March, 1996.




                              By:/s/ JEAN-LUC BELINGARD
                                 ------------------------
                                     Jean-Luc Belingard

EXHIBIT 24.4

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints Bradford T. Smith his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the Laboratory Corporation of America
Holdings (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange
Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of March, 1996.




                              By:/s/ LINDA GOSDEN ROBINSON
                                 ----------------------------
                                     Linda Gosden Robinson

EXHIBIT 24.5

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints Bradford T. Smith his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the Laboratory Corporation of America
Holdings (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange
Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of March, 1996.



                              By:/s/ DAVID B. SKINNER
                                 ---------------------
                                     David B. Skinner

EXHIBIT 24.6

                      POWER OF ATTORNEY
                      -----------------

          KNOWN ALL MEN BY THESE PRESENTS, that the under-signed hereby constitutes and appoints Bradford T. Smith his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capaci-ties, in connection with the Laboratory Corporation of America
Holdings (the "Corporation") Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange
Act of 1934, as amended, including, without limiting the gener-ality of the foregoing, to sign the Form 10-K in the name and on behalf of the Corporation or on behalf of the under-signed as a director or officer of the Corporation, and any amendments to the Form 10-K and any instrument, contract, document or other writing, of or in connection with the Form 10-K or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, including this power of attorney, with the Securities and Exchange Commission and any applicable secu-rities exchange or securities self-regulatory body, grant-ing unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purpos-es as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawful-ly do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has signed these presents this 28th day of March, 1996.



                              By:/s/ ANDREW G. WALLACE, M.D.
                                 -----------------------------
                                     Andrew G. Wallace, M.D.